EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Lyle, certify that:

1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q/A of Entropic Communications, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

DATE: September 18, 2012	By:	/s/ David Lyle
David Lyle Chief Financial Officer (Principal Financial Officer)